UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2007

Dycom Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-10613	591277135
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11770 US Highway 1, Suite 101, Palm Beach Gardens, Florida		33408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-627-7171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Explanatory Note - The purpose of this amendment to the Current Report on Form 8-K previously filed with the United States Securities and Exchange Commission on March 5, 2007 is to correct a typographical error. The correct effective date of the amended By-laws is February 27, 2007. The corrected Item 5.03 reads as follows:

On February 27, 2007, the Company amended its By-laws to increase the retirement age of directors. As amended, the By-laws require a director to retire upon attaining sixty-eight (68) years of age. The resignation shall take place at the expiration of said director’s then current term. A copy of the Amended and Restated By-laws of the Company are filed as Exhibit 3.2 to this Form 8-K/A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dycom Industries, Inc.

March 5, 2007	By:	Richard B. Vilsoet

Name: Richard B. Vilsoet
Title: Vice-President and Secretary

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Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated By-laws of the Company.